Strategic and Operational Overview October 27, 2016 Exhibit 99.1

2 Safe Harbor Statement This presentation contains several “forward-looking statements.” Forward-looking statements are those that use words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “may,” “likely,” “should,” “estimate,” “continue,” “future” or other comparable expressions. These words indicate future events and trends. Forward-looking statements are our current views with respect to future events and financial performance. These forward-looking statements are subject to many assumptions, risks and uncertainties that could cause actual results to differ significantly from historical results or from those anticipated by us . The most significant risks are detailed from time to time in our filings and reports with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2015. Such risks include - but are not limited to - changes in general economic and business conditions; GM’s ability to sell new vehicles that we finance in the markets we serve in North America, Latin America, China and Europe, particularly the United Kingdom where automobile sales may be negatively impacted due to the passage of the referendum to discontinue its membership in the European Union; interest rate and currency fluctuations; our financial condition and liquidity, as well as future cash flows and earnings; competition; the effect, interpretation or application of new or existing laws, regulations, court decisions and accounting pronouncements; the availability and cost of sources of financing; the level of net charge-offs, delinquencies and prepayments on the loans and leases we originate; vehicle return rates and the residual value performance on vehicles we lease; the viability of GM-franchised dealers that are commercial loan customers; the prices at which used cars are sold in the wholesale markets; and changes in business strategy, including expansion of product lines and credit risk appetite, and acquisitions. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, actual events or results may differ materially. It is advisable not to place undue reliance on any forward-looking statements. We undertake no obligation to, and do not, publicly update or revise any forward-looking statements, except as required by federal securities laws, whether as a result of new information, future events or otherwise.

3 GM Financial Company Overview GM Financial’s overall objective is to support GM vehicle sales while achieving appropriate risk-adjusted returns  GM Financial (GMF) is General Motors’ global captive finance company  Earning assets of $74B, with operations in more than 20 countries − Offering auto finance products to 16,000 dealers worldwide − GM Financial’s global footprint covers over 85% of GM’s worldwide sales  GM Financial is a strategic business for GM and well positioned for profitable growth and contribution to overall enterprise value North American segment International segment

4 General Motors Strategic Priorities  GM Financial strategic value − Drive vehicle sales  Offer attractive products and services with efficient delivery − Enhance customer experience and loyalty  Integrate with GM initiatives to enrich the customer experience and increase retention − Support GM Customers and Dealers  Provide financing support across economic cycles − Contribute to enterprise profitability  Pre-tax income expected to double from 2014 when full captive penetration levels are achieved

GM Financial Evolution

Full captive evolution substantially complete; GMF now in captive expansion phase



Canada Lease Acquisition of FinancialLinx
GM Financial Acquisition
U.S. Floorplan Launch
Canada Floorplan Launch
U.S. Prime Loan Launch
U.S. Lease Share Expansion
China Acquisition
Commercial Loan Launch
GM Loan Subvention Exclusivity
2010
2011
2012
2013
2014
2015
2016
NA Lease Launch
Canada sub-prime Launch
International Acquisitions
Commercial Lease Launch
U.S. Prime Loan Expansion
GM Lease Exclusivity

Captive Expansion

- Increase share of prime loan in NA
- Strategically grow NA floorplan
- Expand Customer Relationship Management
- Maintain IO's dominant GM share; potential geographic/product expansion

GM FINANCIAL | 5

6 Strong Operating Results $815 $837 $719 CY-14 CY-15 9 Mos. 2016 Pre-tax Income ($M) North America (NA) International (IO) $21.3 $37.7 $32.8 CY-14 CY-15 9 Mos. 2016 Origination Volume ($B) NA Retail Loans NA Retail Leases IO Retail Loans IO Retail Leases 3.2% 2.7% 2.2% CY-14 CY-15 9 Mos. 2016 Annualized Operating Expense Ratio 1.8% 1.9% 1.9% CY-14 CY-15 9 Mos. 2016 Net Annualized Charge-offs on Loans

7 Solid Balance Sheet  Tangible net worth is net of accumulated losses on foreign exchange translation ‒ Accumulated other comprehensive loss related to FX of $1.0B at September 30, 2016  Leverage increase consistent with earning asset expansion in higher credit quality tiers 1. Calculated consistent with GM/GMF Support Agreement, filed on Form 8-K with the Securities and Exchange Commission on September 4, 2014. $40.8 $57.7 $73.8 Dec-14 Dec-15 Sep-16 Ending Earning Assets ($B) Retail Loans Commercial Loans Retail Leases Dec-14 Dec-15 Sep-16 Liquidity ($B) Borrowing capacity Cash $9.3 $14.7 $15.4 6.5x 8.3x 9.3x Dec-14 Dec-15 Sep-16 Leverage Ratio1 $6.1 $6.9 $7.4 Dec-14 Dec-15 Sep-16 Tangible Net Worth ($B)

8 Earning Assets Composition  Earning assets evolving to more captive-like mix with 85% of earning assets related to financing GM new vehicles  Portfolio shifting to predominantly higher credit quality assets − Sub-prime loan portfolio (<620 FICO) represented less than 15% of ending earning assets at September 30, 2016  Earning asset expansion in North America more aligned with GM’s geographic sales footprint Lease 13% Lease 13% $73.8B At September 30, 2016 Earning assets composition is shifting towards full captive state Latin America Commercial 2% Latin America Retail 6% Europe Commercial 4% Europe Retail 10% North America Commercial 7% North America Lease 43% North America Retail 28%

Funding Platform

Shifting funding mix toward unsecured debt thereby increasing unencumbered assets; strategy to fund locally with flexibility to issue globally to support North America growth



$68.8B
International Other Unsecured 4%
International Sr Notes 3%
International Credit Facilities 10%
International Securitization 4%
North America Securitization 36%
North America Credit Facilities 6%
North America Sr Notes 37%

At September 30, 2016

- **Credit facilities**
  - Totaling $26.8B, provided by 34 banks at September 30, 2016
- **Global securitization platforms**
  - Segregated by asset type and geography - current platforms:
    - AMCAR - U.S. sub-prime retail loan
    - GMALT - U.S. lease
    - ECARAT Germany - retail loan
    - GFORT - U.S. floorplan
    - ECARAT U.K. - retail loan
  - Anticipate launching Canada lease platform in late 2016/2017 and U.S. prime retail loan platform in 2017
  - Projected 2016 CY issuances: ~$10-12B, including 144A transactions
  - Private amortizing securitizations are used to augment/diversify funding
- **Global senior notes platform**
  - Supporting operations in U.S., Canada, and Europe
  - Projected 2016 CY issuances: ~$11-13B, 5-8 offerings
- **Other**
  - Retail bank deposits in Germany, $1.9B at September 30, 2016
- **Unsecured debt 49% of total debt at September 30, 2016**

GM FINANCIAL 9

10 1. Measured at each calendar quarter and calendar year end Financial Support from GM  Support Agreement in place between GM and GMF ‒ Agreement solidifies GMF’s position as a core component of GM’s business and strengthens GMF’s capability to support GM’s strategy ‒ Five-year agreement that automatically renews annually in September  Requires 100% ownership of GMF by GM as long as GMF has unsecured debt securities outstanding  Solidifies GMF’s liquidity position ‒ Junior subordinated unsecured credit line of $1.0B from GM; renews with Support Agreement renewal ‒ Maintains GMF’s access to GM’s revolvers with sublimit availability of $4.0B  Establishes leverage limits and provides funding support to GMF if needed ‒ Leverage limits (Net Earning Assets divided by Adjusted Equity, which includes amounts outstanding on the Junior Subordinated Revolving Credit Facility, if any) above the thresholds triggers funding request from GMF to GM: − In the September 2016 quarter, GMF borrowed $0.4B on the Junior Subordinated Revolving Credit Facility with GM in order to maintain the leverage ratio within applicable levels; earning assets are expected to exceed $75B and this borrowing is expected to be repaid in the December 2016 quarter.  Additional support evidenced by GM’s $6.4B investment to date in GMF GMF’s Net Earning Assets1 Leverage1 Less than $50B 8.0:1.0 Greater than or equal to $50B but less than $75B 9.5:1.0 Greater than or equal to $75B but less than $100B 11.5:1.0 Greater than or equal to $100B 12.0:1.0 At September 30, 2016

11 Current Ratings GM GM Financial Company Rating Bond Rating Outlook Company Rating Bond Rating Outlook DBRS BBB N/A Stable BBB BBB Stable Fitch BBB- BBB- Positive BBB- BBB- Positive Moody’s I.G. Ba1 Positive Ba1 Ba1 Positive Standard and Poor’s BBB- BBB- Positive BBB- BBB- Positive Committed to Investment Grade  Investment grade status achieved with S&P, Fitch and DBRS consistent with GM’s ratings − February 2016, Moody’s changed outlook to positive − March 2016, DBRS upgrade to BBB, trend stable − April 2016, Standard and Poor’s changed outlook to positive − June 2016, Fitch changed outlook to positive  Achievement of investment grade rating critical for captive strategy execution GM targeting performance consistent with “A” ratings criteria

12 North America

13 GM and GMF Penetration Statistics Sep-16 Jun-16 Sep-15 GMF as a % of GM Retail Sales U.S. 31.8% 34.3% 33.0% Canada 14.3% 17.9% 15.5% GMF Wholesale Dealer Penetration U.S. 14.8% 14.2% 11.7% Canada 12.2% 12.0% 11.5% GM as % of GMF Retail Originations (GM New / GMF Retail Loan & Lease) U.S. 87.2% 87.1% 87.4% Canada 98.5% 98.8% 98.3%  GMF penetration of GM retail sales largely dependent on level of GM support for subvented products in the market  U.S. retail penetration declined in September 2016 quarter compared to June 2016 quarter due primarily to a reduction in GM sales' attributable to lease  GM sales' attributable to lease for the September 2016 quarter was 24.5%, compared to 28.5% in the June 2016 quarter1 1. Source: J.D. Power and Associates Power Information Network (PIN) data

14 Origination Mix by Credit Tier Three Months Ended (Quarterly Loan and Lease Originations, $M)1 Sep-16 Sep-15 Amount Percent Amount Percent Prime – FICO Score 680 and greater $6,776 71.5% $6,312 67.8% Near prime – FICO Score 620 to 679 1,194 12.6% 1,235 13.2% Sub-prime – FICO Score less than 620 1,503 15.9% 1,769 19.0% Total loan and lease originations $9,473 100.0% $9,316 100.0%  Origination mix shifting to higher prime credit tiers 1. For originations associated with the commercial vehicle program, FICO scores or equivalents are used in determining prime, near-prime and sub-prime classifications

15 Retail Loan Originations GMF as % of GM U.S. <620 GMF as a % of GM U.S. ≥620 Weighted Avg. FICO 32% 14% 667 32% 14% 685 38% 10% 661 36% 10% 659  September 2016 quarter origination volume up compared to June 2016 quarter due to strong new vehicle sales and increased penetration of GM related business in the ≥620 credit tiers attributable to attractive subvention programs  Weighted average FICO score in the September 2016 quarter increased compared to June 2016 and September 2015 quarters $0.6 $0.5 $0.5 $0.6 $0.6 $0.6 $0.5 $0.5 $0.5 $0.6 $2.0 $1.9 $1.6 $1.4 $2.2 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 Sep-15 Dec-15 Mar-16 Jun-16 Sep-16 O ri ginat io n s ( $ B ) Loans originated on new vehicles by GM dealers Loans originated on used vehicles by GM dealers Loans originated on vehicles by non-GM dealers $2.9 $2.5 $2.6 $3.4 $3.2 30% 12% 686

16 Retail Loan Credit Performance  September 2016 net charge-off percentage is stable compared to September 2015 with credit normalization and a decline in recovery values offsetting positive impact of mix shift to prime − Finance receivables with FICO scores <620 comprise 51% of the North America retail loan portfolio at September 30, 2016, compared to 65% at September 30, 2015  Recovery rates are expected to continue trending down year-over-year Net annualized charge-offs 31-60 day delinquency 61+ day delinquency Recovery Rate 53% 54% 55% 52% 56% 2.7% 3.0% 2.6% 2.3% 2.7% 0.0% 2.0% 4.0% 6.0% 8.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Sep-15 Dec-15 Mar-16 Jun-16 Sep-16 De linqu e nc y Net A nnua liz e d Charg e -o ff s Credit Metrics

17 Lease Originations  Origination volume impacted by GM sales' attributable to lease  Credit performance commensurate with the predominantly prime credit portfolio  Favorable residual performance driven by truck, SUV and CUV values $5.9 $5.2 $6.5 $6.1 $5.9 $0.3 $0.2 $0.2 $0.3 $0.2 $16.8 $20.1 $24.4 $28.3 $31.6 -25 -15 -5 5 15 25 Sep-15 Dec-15 Mar-16 Jun-16 Sep-16 Canada Lease Volume ($B) U.S. Lease Volume ($B) Lease Portfolio ($B)

18 Commercial Lending  Continued steady increases in number of dealers and receivables outstanding  Floorplan financing represents 88% of commercial portfolio $3.5 $4.1 $4.4 $4.8 $5.3 607 656 694 721 745 Sep-15 Dec-15 Mar-16 Jun-16 Sep-16 $0 $1 $2 $3 $4 $5 $6 Re c e iv a bl e s Outst a nding ( $B ) Commercial Finance Receivables Outstanding Number of Dealers

19 International Operations

20 GM and GMF Penetration Statistics Sep-16 Jun-16 Sep-15 GMF as a % of GM Retail Sales Europe 43.4% 40.6% 35.5% Latin America 60.8% 55.2% 54.9% GMF Wholesale Dealer Penetration Europe 99.9% 98.8% 99.3% Latin America 95.1% 95.4% 95.0% GM as % of GMF Retail Originations (GM New / GMF Retail Loan and Lease) Europe 80.7% 80.6% 77.1% Latin America 96.0% 96.0% 94.0%  Penetration levels in Europe and Latin America increased due primarily to favorable GM support programs

21 Retail Loan Originations  Stable origination trend, with foreign exchange impact offsetting volume increases − Number of outstanding loan contracts (1.6M) in September 2016 increased by 4% and 1% compared to September 2015 and June 2016, respectively $0.9 $0.9 $1.0 $1.0 $0.9 $0.7 $0.7 $0.6 $0.7 $0.8 -50 0 50 100 150 $0.0 $0.5 $1.0 $1.5 $2.0 Sep-15 Dec-15 Mar-16 Jun-16 Sep-16 O ri ginat io n s ( $ B ) Latin America Retail Loan Europe Retail Loan $1.6 $1.6 $1.6 $1.7 $1.7

22 Retail Loan Credit Performance  Credit metrics generally stable, consistent with a predominantly prime portfolio Net annualized charge-offs 31-60 day delinquency 61+ day delinquency 0.8% 0.9% 0.8% 0.9% 0.9% 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Sep-15 Dec-15 Mar-16 Jun-16 Sep-16 De linqu e nc y Net A nnua liz e d Charg e -o ff s Credit Metrics

23 Commercial Lending  At September 30, 2016, commercial finance receivables were comprised of 95% floorplan and 5% primarily real estate and dealer loans $3.2 $3.1 $3.6 $3.4 $3.2 $1.1 $1.3 $1.2 $1.2 $1.2 2,153 2,139 2,147 2,146 2,143 1,400 1,500 1,600 1,700 1,800 1,900 2,000 2,100 2,200 2,300 Sep-15 Dec-15 Mar-16 Jun-16 Sep-16 $0 $1 $2 $3 $4 $5 $6 $7 Re c e iv a bl e s Outst a nding ( $B ) Europe Commercial Receivables Outstanding Latin America Commercial Receivables Outstanding $4.4 $4.8 $4.6 $4.4 $4.3 Number of Dealers

24 SAIC-GMAC - China Joint Venture  GMF owns a 35% equity stake in SAIC-GMAC joint venture − Joint venture began operations in 2004 − Ownership gives GMF a stake in the largest captive finance company in the largest auto market − Results reflected in financial statements under equity method  China market: − GM’s market share for Q3 2016 was 13.5%; industry forecasted to grow in the low single digits in 2016 − Car purchases are primarily for cash in China; financing penetration relatively low compared to rest of world − Auto loans typically have high down payment, low LTV and low charge-offs Sep-16 Jun-16 Sep-15 China JV as a % of SGM1 Retail Sales2 29.6% 26.1% 21.3% Retail Originations ($B)2 $2.0 $1.7 $1.4 Ending Earning Assets ($B) Retail $7.5 $7.1 $6.4 Commercial3 $2.8 $3.1 $2.8 Net Retail Charge-offs 0.2% 0.3% 0.6% Equity Income ($M) $36 $37 $29 1. SAIC General Motors Sales Co., Ltd. 2. Includes off-balance sheet contracts originated for third-parties 3. Commercial receivables are not netted with dealer deposits

25 GM Financial Key Strengths  Strategic interdependence with GM − GM priority to grow GM Financial − Expansion of captive presence in North America; captive penetration levels in International Operations  Full suite of auto finance solutions offered in served markets with incremental growth opportunities − Operations covering over 85% of GM’s worldwide sales − Additional product offerings and enhancements and geographic expansion  Solid global funding platform supported by investment grade ratings − Committed bank lines, well-established global ABS and unsecured debt issuance programs − Along with GM, committed to running the business consistent with “A” ratings criteria  Strong financial performance − Solid balance sheet supporting originations growth − Liquidity of $15.4B at September 30, 2016 − 2016 YTD earnings before tax of $719M, consistent with full-year earnings outlook to be slightly higher than 2015  Experienced and seasoned management team operating across business and economic cycles

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